Tradr 2X Long AXTI Daily ETF

(Ticker Symbol: AXTX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated September 3, 2026, to the currently effective

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”).

On September 2, 2026, the Board of Trustees of the Trust approved, based on the recommendation of AXS Investments LLC, the investment advisor to the Tradr 2X Long AXTI Daily ETF (the “Fund”), a reverse split of the issued and outstanding shares of the Fund. After the close of trading on the Cboe BZX Exchange, Inc. (the “Exchange”) on September 21, 2026, the Fund will affect a reverse split of its issued and outstanding shares as follows:

Fund Name	Reverse Split Ratio
Tradr 2X Long AXTI Daily ETF	1-for-4

Shares of the Fund will begin trading on the Exchange on a split-adjusted basis on September 22, 2026.

As a result of the reverse share split, for every four shares of the Fund held by a shareholder prior to the split, the shareholder will receive one share with a net asset value (“NAV”) equal to four times the NAV of one share prior to the split. The reverse share split will not change the total value of a shareholder’s investment, except with respect to the redemption of fractional shares as described below. The table below provides a simplified illustration of the effect of a hypothetical 1-for-4 reverse split (actual NAV, shares and total market value may vary):

1-for-4 Reverse Split

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value
Pre-reverse split	40	$25	$1,000
Post-reverse split	10	$100	$1,000

The reverse share split may result in a shareholder holding a fractional share of the Fund. Because the Fund does not issue fractional shares, whether a shareholder holds a fractional share following the reverse split will depend on the policies of a shareholder’s broker. If a shareholder’s broker does not have a policy to hold fractional shares of the Fund, the shareholder will receive an amount of cash equivalent to the value of a fraction of one share to which such shareholder would otherwise be entitled. Please consult your broker about its policies regarding fractional shares. The redemption of such fractional shares may have tax implications for those shareholders, and a shareholder could recognize a gain or a loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse share split is not expected to result in a taxable transaction for Fund shareholders. Please consult your tax advisor about the potential tax consequences. No transaction fee will be imposed on shareholders for the redemption of fractional shares.

For additional information regarding the reverse share split, shareholders may call the Fund at 1-888-52TRADR (888-528-7237).

Please file this Supplement with your records.